                            FINANCIAL BANCORP, INC.
                            42-25 QUEENS BOULEVARD
                       LONG ISLAND CITY, NEW YORK 11104
                                (718) 729-5002

                                                             December 23, 1996

Fellow Shareholders:

      You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Financial Bancorp, Inc., (the "Company") the holding company for Financial Federal Savings Bank (the "Bank"), Long Island City, New York, which will be held on Wednesday, January 22, 1997, at 10:30 a.m., Eastern Standard Time, at the La Guardia Marriott, 102-05 Ditmars Boulevard, East Elmhurst, New York.

      The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Financial Bancorp, Inc., as well as a representative of Radics & Co., LLC, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

      The Board of Directors of Financial Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                          Sincerely yours,



                                          Frank S. Latawiec
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            FINANCIAL BANCORP, INC.
                            42-25 QUEENS BOULEVARD
                       LONG ISLAND CITY, NEW YORK  11104
                      ----------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 22, 1997
                      ----------------------------------

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Financial Bancorp, Inc. will be held on Wednesday, January 22, 1997, at 10:30 a.m., Eastern Standard Time, at the La Guardia Marriott, 102-05 Ditmars Boulevard, East Elmhurst, New York.

      The purpose of the Annual Meeting is to consider and vote upon the following matters:

      1.    The election of one director to a three-year term of office;
      2. The ratification of the appointment of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending September 30, 1997; and
      3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established December 3, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Financial Bancorp, Inc., 42-25 Queens Boulevard, Long Island City, New York 11104, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                    By Order of the Board of Directors


                                    Robert E. Adamec
                                    SENIOR VICE PRESIDENT AND
                                    CORPORATE SECRETARY

Long Island City, New York
December 23, 1996

                            FINANCIAL BANCORP, INC.
                            -----------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                               JANUARY 22, 1997
                            -----------------------

SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is being furnished to shareholders of Financial Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on January 22, 1997, and at any adjournments thereof. The 1996 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended September 30, 1996, accompanies this Proxy Statement, which is first being mailed to record holders on or about December 23, 1996.

      Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE APPROVAL AND RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

      Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake & Co., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $2,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Financial Federal Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on December 3, 1996, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,747,686 shares.

      As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of a director, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominee being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

      As to the ratification of Radics & Co., LLC as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

      Proxies solicited hereby will be returned to Registrar and Transfer Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                    NAME AND ADDRESS               AMOUNT AND NATURE OF    PERCENT OF
TITLE OF CLASS     OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP      CLASS
--------------  -------------------------          ---------------------  -----------
Common Stock    Financial Federal Savings and            152,983(1)           8.75%
                Loan Association Employee Stock
                Ownership Plan ("ESOP")
                42-25 Queens Boulevard
                Long Island City, New York 11104

Common Stock    Kennedy Capital Management, Inc.         142,650(2)           8.16%
                425 N. New Ballas Road, Suite 181
                St. Louis, Missouri  63141-6821

Common Stock    Heine Securities Corp.                   191,000(3)          10.93%
                and Michael F. Price
                51 John F. Kennedy Parkway
                Short Hills, New Jersey  07087

Common Stock    BFS Bankorp, Inc.                         91,500(4)           5.24%
                110 William Street, 29th Floor
                New York, New York  10038

------------------------------
(1)Shares of Common  Stock were  acquired  by the ESOP in the Bank's  conversion from  mutual to stock form (the  "Conversion").  The  Compensation  Committee administers the ESOP.  First Bankers Trust Company,  A National  Association,
   has been  appointed as the corporate  trustee for the ESOP ("ESOP  Trustee").
   The  ESOP  Trustee  must  vote  all  allocated  shares  held  in the  ESOP in accordance with the  instructions of the  participants.  At December 3, 1996,
   27,062 shares had been allocated under the ESOP.  Unallocated  shares will be voted by the ESOP Trustee in a manner  calculated to most accurately  reflect the instructions received from participants  regarding the allocated stock so long as such  vote is in  accordance  with  the  provisions  of the  Employee
   Retirement Income Security Act of 1974, as amended ("ERISA").
(2)Based upon information filed in a Schedule 13G by Kennedy Capital  Management
   Inc. on February 8, 1996.
(3)Based on information contained in a Schedule 13G filed on February 12, 1996.
(4)Based upon information in  the  Schedule  13Ds  filed by BFS Bankorp, Inc. on
   July 22, 1996 and August 2, 1996. BFS Bankorp, Inc. claimed shared voting and dispositive  power over 1,500 of these 91,500 shares that were owned directly and indirectly by a director of BFS Bankorp, Inc.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

   Pursuant to its Bylaws, the number of directors of the Company may be designated by the Board of Directors. During fiscal 1996, the Board increased the number to six when Mr. Frank S. Latawiec was added as a director. Following the resignation of Mr. Stuart G. Hoffer, Raymond M. Calamari was elected to the Board of Directors. The Board of Directors has designated that the number of directors will be set at five members following the Annual Meeting. Each of the members of the Board of Directors of the Company also presently serve as directors of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

   The one nominee  proposed  for  election  at this Annual  Meeting is Peter S.
Russo.

   In the event that the nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the person named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.


INFORMATION WITH RESPECT TO THE NOMINEE AND CONTINUING DIRECTORS

   The following table sets forth, as of the Record Date, the names of the nominee and the continuing directors, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director, the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group as of the Record Date.

                                                                           SHARES OF
NAME AND PRINCIPAL                                           EXPIRATION   COMMON STOCK    PERCENT
OCCUPATION AT PRESENT                              DIRECTOR  OF TERM AS   BENEFICIALLY      OF
AND FOR PAST FIVE YEARS                      AGE   SINCE(1)   DIRECTOR      OWNED(2)       CLASS
-----------------------                      ---   --------   --------      --------       -----
NOMINEE
Peter S. Russo                               50      1987       2000      44,429(3)(4)      2.54%
  Vice Chairman of the Board since
  October 1996.  General partner in Trio
  Realty Co. and Quad Realty Co., owner
  of various retail and commercial
  properties.  President of Ven-Rea Corp.,
  a photo retailer.

CONTINUING DIRECTORS
Richard J. Hickey                            58      1988       1999      16,429(3)(4)      0.94%
  Partner in the firm of Girardi & Hickey,
  certified public accountants.  Prior to
  that, Mr. Hickey was a partner in the
  firm of Girardi, Hickey and Napolitano,
  certified public accountants.
Raymond M. Calamari                          65      1996       1999       4,000            0.23%
  Manager for LCM Marketing, Inc.,
  a financial services company.
  Prior to that, Vice President for
  Marketing for H.T.C. Inc., an industrial
  products company,  and  President and
  Chief  Executive  Officer  of D.A.V.
  Corp., an industrial products fabricator.
  Former director of Hamilton Bancorp, Inc.
  and Hamilton Federal Savings, F.A.
Dominick L. Segrete                          56      1974       1998      68,157(3)(4)      3.90%
  Chairman of the Board of the Company
  and the Bank.  President and Chief
  Executive Officer of Tucci, Segrete and
  Rosen Consultants Inc., an architectural
  design firm.
Frank S. Latawiec                            61      1996       1998      12,000(3)         0.69%
  President and Chief Executive Officer of
  the Company and the Bank since August 6,
  1996.  Prior to that,  Vice President
  for LCM  Marketing,  Inc.,  a  financial
  services  company,  and Senior  Vice
  President for Hamilton Federal Savings,
  F.A.

NAMED EXECUTIVE OFFICER
Irene C. Greco                               53      1993        --       22,251(3)(5)      1.27%
  Executive Vice President and Chief
  Operating Officer of the Company and
  the Bank.  Prior to that, Senior Vice
  President - Operations of the Bank.
  President of the Bank's service
  corporations. Director of the Company
  and the Bank until January 1997.

                                                                           SHARES OF
NAME AND PRINCIPAL                                          EXPIRATION    COMMON STOCK   PERCENT
OCCUPATION AT PRESENT                           DIRECTOR    OF TERM AS    BENEFICIALLY     OF
AND FOR PAST FIVE YEARS                   AGE   SINCE(1)     DIRECTOR       OWNED(2)      CLASS
-----------------------                   ---   --------     ---------      --------      ------
Stock Ownership of all Directors           --     --           --          200,667(6)      11.48%
  and Executive Officers as a Group (8
  persons)

(1) Includes  years  of  service as a director of the Company's predecessor, the
    Bank.
(2) Each  person  effectively  exercises  sole (or shares  with  spouse or other immediate  family member) voting or dispositive  power as to shares reported herein (except as noted).
(3) Includes  5,000  and  8,390  shares  held by Mr.  Latawiec  and Mrs.  Greco, respectively, under Part I of the Financial Federal Savings Bank Recognition
    and Retention Plan ("RRP") and 1,000, 500, and 500 shares awarded to Messrs.
    Segrete,  Hickey and  Russo,  respectively,  under Part II of the RRP.  Mrs.
    Greco's   Award  of  10,488  shares  under  the  RRP  vests  in  five  equal installments which commenced on January 26, 1996, the first anniversary date of the effective  date of the Award.  Mr.  Latawiec's  Award of 5,000 shares under the RRP will vest in five equal  installments  commencing on September
    24, 1997,  the first  anniversary  date of the effective  date of the Award.
    Effective September 24, 1996, Part II of the RRP was amended to provide that
    Awards granted under Part II as of that date vest in five equal installments commencing one year from the date the individual began serving as an Outside
    Director.  At  September  30,  1996,  the entire  Awards  granted to Messrs.
    Segrete, Hickey, and Russo under Part II of the RRP were vested.
(4) Includes  10,925 shares subject to options held by Messrs.  Segrete,  Hickey and Russo, respectively, under the Financial Bancorp, Inc. 1995 Stock Option
    Plan for Outside Directors  ("Directors' Option Plan"), which,  following an amendment to the Directors' Option Plan, became exercisable on September 24,
    1996.
(5) Includes  2,272  shares  subject to  options  held by Mrs.  Greco  under the
    Financial Bancorp,  Inc. 1995 Incentive Stock Option Plan ("Incentive Option
    Plan"),  which  became  exercisable  on January 26,  1996,  and 2,272 shares subject to options held by Mrs. Greco under the Incentive Option Plan, which will become  exercisable on January 26, 1997. Does not include the remaining
    6,818 shares  subject to options  granted to Mrs.  Greco under the Incentive
    Option Plan,  which will  continue to vest in equal annual  installments  on
    January 26, 1998, 1999 and 2000, respectively.
(6) Includes  32,775 shares which may be acquired  through the exercise of stock options granted under the Directors'  Option Plan, 9,702 shares with respect to all  executive  officers  which may be acquired  through the  exercise of stock  options  under the  Incentive  Stock Option Plan,  and 25,312  shares awarded to executive officers and directors under the RRP.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company generally meets on a monthly basis. During fiscal 1996, the Board of Directors of the Company held one organizational meeting, 12 regular meetings, and 2 special meetings. All of the directors of the Company attended 100% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1996. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      AUDIT COMMITTEE. The Audit Committee of the Company and the Bank consists of Messrs. Hickey (Chairman) and Russo. This Committee meets as required, and is responsible for reviewing the audit reports, of the Company and the Bank, prepared by its internal auditor and independent auditors. The Committee is also responsible for reviewing the fees and work product of the Company's independent auditors. The Audit Committee of the Company met once in fiscal 1996 and the Audit Committee of the Bank met 12 times in fiscal 1996.

      NOMINATING COMMITTEE. The Company's Nominating Committee for the 1997 Annual Meeting consists of Messrs. Segrete (Chairman) and Hickey. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on September 24, 1996.

      COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Segrete (Chairman), Russo and Hickey. The Compensation Committee of the Company met three times in fiscal 1996. This committee meets to establish compensation for the executive officers, and to review the incentive compensation programs when necessary. The Compensation Committee is also responsible for establishing certain guidelines and limits for compensation for other salaried officers and employees of the Company and the Bank.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Directors of the Company do not receive any fees or retainer for serving on the Company's Board of Directors. For the 1996 fiscal year, outside directors of the Bank received an annual retainer of $18,000 and the Chairman received an annual retainer of $21,600. All fees are paid to outside directors on a monthly basis. Directors of the Bank receive no fee or other compensation for participation on committees of the Board. Directors who are also officers of the Bank or the Company receive no fee or other compensation for their Board or Committee participation.

      OUTSIDE DIRECTORS' CONSULTATION AND RETIREMENT PLAN. The Bank maintains the Financial Federal Savings and Loan Association Outside Directors' Consultation and Retirement Plan (the "Directors' Retirement Plan") to provide benefits to outside directors and to ensure their continued service and assistance in the conduct of the Bank's business in the future. Directors who currently are not officers or employees of the Bank ("Outside Directors"), have served as a director for at least seven years and who, within thirty days of retirement, agree to provide consulting services to the Bank are eligible, upon retirement, to receive an annual benefit, based on the Outside Director's annual retainer fee determined at the date of termination, equal to the lesser of ten years or one half of the number of months of such participant's credited service. In addition, the Board of Directors, on September 24, 1996, amended the Directors' Retirement Plan to provide that, upon occurrence of a change in control of the Company or the Bank, each eligible outside director shall receive payment of his or her retirement benefit in a single sum payment and any obligation to provide consulting services shall cease upon the occurrence of a change in control. As of September 30, 1996, the Director's Retirement Plan had three eligible participants and one active participant.

      OUTSIDE DIRECTORS' OPTION PLAN. The Company maintains the Directors' Option Plan for all directors who are not also employees of the Company or the Bank. The Directors' Option
                                      7

Plan authorizes the granting of non-statutory options for a total of 65,550 shares of Common Stock to certain members of the Board of Directors of the Company. Directors who were serving as directors on both the date of the Company's initial public offering and the effective date of the Directors' Option Plan and who were not also serving as employees of the Company or any of its affiliates are eligible to participate in the Directors' Option Plan. Each member of the Board of Directors who was not an officer of the Bank or the Company received options to purchase a number of shares of Common Stock, depending upon length of Board service, at an exercise price of 100% of the Fair Market Value of the Common Stock of the Company on the date of grant. Each outside director with years of service in excess of five (5) years was granted non-statutory options to purchase 10,925 shares of Common Stock. Each outside director with less than five (5) years of service was granted non-statutory options to purchase 5,000 shares of Common Stock. The Directors' Option Plan was amended as of September 24, 1996 so that options granted under the Directors' Option Plan are exercisable in the amount of twenty percent (20%) per year commencing one year from the date the individual began serving as an Outside Director, including service prior to the adoption of the Directors' Option Plan. Options granted after September 24, 1996 shall become exercisable in the amount of twenty percent (20%) per year commencing one year from the date of grant. At September 30, 1996, all options granted under the Directors' Option Plan were exercisable.

      RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. The Company maintains the Recognition and Retention Plan for Outside Directors ("RRP") which grants awards to directors who are not also employees of the Company or the Bank. The RRP authorizes the granting of plan share awards ("Plan Share Awards") in the form of up to 65,550 shares of Common Stock. Under Part II of the RRP, outside directors serving in such capacity as of the effective date of the RRP were awarded Plan Share Awards based upon length of Board service. Each outside director with years of service in excess of twenty (20) years was granted an award of 1,500 shares of Common Stock. Each outside director with between ten
(10) and twenty (20) years of service was granted an award of 1,000 shares of Common Stock. Each outside director with between five (5) and ten (10) years of service was granted an award of 500 shares of Common Stock. Plan Share Awards are nontransferable and nonassignable. Recipients of the Plan Share Awards will earn (i.e., become vested in) the shares of Common Stock covered by the Plan Share Awards over a period of time. The RRP was amended as of September 24, 1996 so that Plan Share Awards granted to individuals serving as Outside Directors on that date vest at the rate of twenty percent (20%) annually commencing one year from the date the individual began serving as an Outside Director, including service prior to the adoption of the RRP. Subsequent Outside Directors shall earn Plan Share Awards at the rate of twenty percent (20%) annually commencing one year from the date of grant. At September 30, 1996, all Plan Share Awards granted to Outside Directors were vested.

EXECUTIVE COMPENSATION

      THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT
INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT AS TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the executive compensation committee of the Bank at the direction of the Board of Directors has prepared the following report for inclusion in this proxy statement.

      This report is submitted by the Compensation Committee of the Boards of Directors of the Company and Bank (the "Compensation Committee") and summarizes its involvement in the compensation decisions, policies and programs adopted by the Bank and Company for executive officers, including the Chief Executive Officer ("CEO"), during the fiscal year ended September 30, 1996. The members of the Compensation Committee include Messrs. Segrete, Russo and Hickey, all of whom are outside directors.

      GENERAL POLICY. The stated purpose of the Compensation Committee and its corresponding practices are designed to reward and provide incentives for executives, based upon the Company's financial performance and the individual's performance. One of the primary objectives of the executive compensation program is to retain skilled and motivated executive officers, along with promoting growth and profitability for the Company. Compensation levels are established subsequent to a review of certain quantitative and qualitative factors, including, but not limited to, financial performance, the individual's commitment, leadership and level of responsibilities.

      The Compensation Committee is responsible for conducting periodic reviews of compensation for senior executives, including the CEO. The Compensation Committee determines salary levels for senior executives, other officers and employees, and cash performance awards, if and as deemed appropriate, in addition to grants under the Bank and Company's stockbased benefit plans.

      COMPONENTS OF COMPENSATION. In evaluating executive compensation, the Compensation Committee reviews and analyzes three fundamental components, which include salary, short-term incentive awards (performance awards) and long-term incentive compensation.

      Salary.  Salary  levels  for  senior  executives  and other  officers  are
      ------
reviewed by the Compensation Committee on an annual basis, and any increase in compensation is to take effect on January 1 of each year. Evaluations of the executive officers and their specific cash compensation levels are based upon the Company's financial performance for the said fiscal year, in addition to certain discretionary criteria; however, no specific formula was used to determine annual cash compensation levels for executive officers. Salary levels are designed to be commensurate with the individual's responsibilities, experience and marketplace conditions. In making such determination, the Compensation Committee reviewed the "1995 Bank Executive and Director Compensation Survey" published by Sheshunoff, in order to determine salary adjustments effective January 1, 1996. The institutions reviewed by the compensation committee in the survey are not necessarily comprised of the same group of institutions used in the peer group of the Stock Performance Graph. For purposes of determining compensation, the Bank generally considers its peer group to consist of thrift institutions and banks with deposits between $100 million and $250 million, operating in the Mid-Atlantic region, with particular emphasis on the New York City Metropolitan Area.

      Short-term  Incentive  Compensation  (Performance  Awards).  The  Board of
      ----------------------------------------------------------
Directors adopted, as part of its Executive Compensation Policy, a program for annual performance awards. Historically, the short-term incentive component of executive compensation has been granted based upon the Bank's annual profitability. The short-term incentives are in the form of cash distributions to executives based upon financial performance, as well as individual achievements. The financial performance component consists of certain factors, including, but not limited to, earnings per share, return on average assets and return on average equity. Although the Compensation Committee analyzes these individual factors, no specific weightings of the factors are used to calculate the performance awards. However, the Compensation Committee makes these performance measures as quantitative and objective as possible.

      The Compensation Committee has the authority and discretion to make adjustments to the short-term incentive plan as deemed prudent and appropriate. The Compensation Committee determined that short-term incentive awards for executive officers were not payable in fiscal 1996, based upon performance during fiscal 1995.

      Long-term Incentive  Compensation.  The long-term  incentive  compensation
      ---------------------------------
portion of the Bank and Company's compensation program consists of the ESOP, the RRP and the Incentive Option Plan. After the Company's first Annual Meeting of Shareholders held on January 26, 1995, the Committee granted stock options and restricted stock awards, which vest over a five year period. These stock-based benefit plans are designed as an incentive for the executive officers and key employees of the Bank to encourage longer-term performance, and to align the financial interests of such individuals with those of the Company's shareholders.

      All stock options granted under the Incentive Option Plan have an exercise price equal to the fair market value of the common stock on the date of grant. Under the RRP, the awards are granted in the form of shares of the Company's Common Stock, which are held in trust until the share award vests. The Compensation Committee may grant awards at its discretion under the plan at any time. At this time, the Compensation Committee does not plan to make any additional awards under the stock-based benefit plans to the current group of senior executive officers beyond those already in place. Although there is no specific formula, the factors utilized in determining an individual's eligibility in the plans are commensurate with the executive officer's position, responsibilities and contributions to the Company.

      COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. In assessing the appropriate level of compensation for the CEO, the Compensation Committee reviews corporate performance, individual performance, and a published compensation survey. Effective January 1, 1996 the CEO was not granted an increase and the annual base salary remains at $120,016. A short-term incentive award will not be granted in 1996, based upon performance for fiscal 1995.

        The Compensation Committee recognizes the CEO's contributions to the Company's operations and attempts to ensure that the CEO's compensation is commensurate with the Company's peer group. Subsequent to a review of the "1995 Bank Executive and Director Compensation Survey" published by Sheshunoff, the Compensation Committee determined that the CEO's cash compensation is below the average disclosed in the compensation survey.

      Effective August 6, 1996, Stuart G. Hoffer resigned his position as President and CEO of the Company and Bank. Subsequent to Mr. Hoffer's resignation, the Board of Directors appointed Frank S. Latawiec President and CEO of the Company and Bank. The Compensation Committee set the CEO's base salary at $120,016, the same level of compensation paid to the outgoing President and CEO. The Committee believes that this base salary reflects the importance of the CEO's position to the prosperity of the Company. In addition, the Compensation Committee awarded Mr. Latawiec 5,000 RRP shares in order to attract and maintain the CEO in a key personnel position and to further provide him with a proprietary interest in the Company, which, in turn will create further incentive to contribute to the success of the Company.

      Although certain quantitative and qualitative factors were reviewed to determined the CEO's compensation, no specific formula was utilized in the Compensation Committee's decisions nor did the Committee set a specified salary level based upon the corporate performance.

                          The Compensation Committee
                          --------------------------
                              Dominick L. Segrete
                               Richard J. Hickey
                                Peter S. Russo

      STOCK PERFORMANCE GRAPH. The following graph shows a comparison of total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in The Nasdaq Stock Market and The Nasdaq Stock Market Bank Stock Index for the period beginning on August 17, 1994, the day the Company's Common Stock began trading, through September 30, 1996. The data was supplied by the Center for Research in Security Prices ("CRSP").


                            Financial Bancorp, Inc.
                            Stock Performance Graph

                              [GRAPH APPEARS HERE]

The data points depicted on the graph are as follows:



                                                  SUMMARY

                                         8/17/94   9/30/94  3/31/95  9/29/95  3/29/96
                                         -------   -------  -------  -------  -------
Financial Bancorp, Inc.                  100.00     92.222   93.821  127.253  114.831
CRSP Nasdaq Market Index                 100.00    102.881  110.878  142.101  150.555
CRSP Nasdaq Bank Stock Index             100.00     98.582   99.740  124.303  141.067

                                         9/30/96
                                         -------
Financial Bancorp, Inc.                  142.529
CRSP Nasdaq Market Index                 168.528
CRSP Nasdaq Bank Stock Index             158.806

     A. The lines represent semi-annual index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the semi-annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.  The index level for all series was set to $100.00 on 8/17/94.

      SUMMARY COMPENSATION TABLE. The following table shows, for the years ended September 30, 1996, 1995 and 1994, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to each person serving as chief executive officer during fiscal year 1996 and an executive officer of the Company and the Bank who received salary and bonus in excess of $100,000 in fiscal year 1996 ("Named Executive Officers"). No other executive officer of the Company and the Bank received salary and bonus in excess of $100,000 in fiscal year 1996. The Company does not pay any cash compensation.

                                        ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                                   ----------------------------  -----------------------------------
                                                                            AWARDS           PAYOUTS
                                                                 --------------------------  -------
                                                                                SECURITIES
                                                   OTHER ANNUAL    RESTRICTED   UNDERLYING     LTIP
NAME AND                          SALARY    BONUS  COMPENSATION   STOCK AWARDS  OPTINS/SARS   PAYOUTS   ALL OTHER
PRINCIPAL OFFICE          YEAR    ($)(1)     ($)      ($)(2)         ($)(3)      (#)(4)         (5)    COMPENSATION
-----------------         ----    -------   ------ ------------   ------------  -----------   -------  ------------
Stuart G. Hoffer          1996   $103,275  $    --       --       $     --            --        None    $368,960(7)
  President and Chief     1995    118,027       --       --        125,807        17,043        None       9,644
  Executive Officer of    1994    114,882   15,000       --             --            --        None       1,627
  the Company and the
  Bank until August 6,
  1996.(6)

Frank S. Latawiec         1996   $ 17,541   $   --       --       $ 76,250            --        None    $ 10,500(8)
  President and Chief     1995         --       --       --             --            --        None          --
  Executive Officer of    1994         --       --       --             --            --        None          --
  the Company and the
  Bank since August 6,
  1996.(6)

Irene C. Greco            1996   $102,128   $4,000(9)    --       $     --            --        None    $ 21,049(10)
  Executive Vice          1995    100,906       --       --         99,007        11,362        None       7,726
  President and Chief     1994     97,794    8,000       --             --            --        None         960
  Operating Officer of
  the Company and the
  Bank.

(1)  Salary  includes  compensation  deferred  at  the  election  of  the  Named
     Executive Officers through the Bank's 401(k) Plan.
(2)  There were no (a)  perquisites  over the lesser of $50,000 or 10% of either of the Named  Executive  Officer's total salary and bonus for the year; (b)
     payments of above-market  preferential  earnings on deferred  compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to
     settlement  or  maturation;   (d)  tax  payment   reimbursements;   or  (e)
     preferential discounts on stock.
(3)  Pursuant to the RRP, Mr. Hoffer and Mrs. Greco were granted an aggregate of
     13,327 and 10,488 shares of Common Stock, respectively,  which had a market value of $9.44 per  share on the date of grant,  January  26,  1995.  As of
     August 6, 1996, the date of Mr. Hoffer's  resignation  from the Company and the Bank,  2,665 of the  shares  awarded  to Mr.  Hoffer  under the RRP had vested,  and the  remaining  10,662 shares were  forfeited.  Awards to Mrs.
     Greco  will vest in five  equal  annual  installments  which  commenced  on
     January 26, 1996, the first  anniversary  date of the effective date of the award.  Mr.  Latawiec  held an aggregate  of 5,000 shares of Common  Stock, which  had a  market  value of  $15.25  per  share  on the  date of  grant,
     September 24, 1996.  Awards to Mr.  Latawiec will vest in five equal annual installments  commencing on September 24, 1997, the first  anniversary date of the  effective  date of the award.  When  shares  become  vested and are distributed, the recipient will also receive an amount equal to accumulated dividends and earnings  thereon (if any). All awards vest  immediately upon termination of employment due to death, disability or change in control. As of September 30, 1996,  the market value of the 8,390 and 5,000 shares held by Mrs. Greco and Mr. Latawiec was $130,045, and $77,500, respectively.
(4)  Includes  options awarded under the Incentive  Option Plan. As of August 6,
     1996, the date of Mr. Hoffer's  resignation  from the Company and the Bank,
     3,409  of the  options  granted  to Mr.  Hoffer  were  exercisable  and the remaining  options were  forfeited.  Options  granted to Mrs.  Greco become exercisable  in five equal annual  installments,  the first of which became exercisable on January 26, 1996, the first  anniversary  date of the grant.
     To the extent not already exercisable,  the options become exercisable upon death,  disability  or a change in control.  See  "Incentive  Stock  Option
     Plan."
(5)  For fiscal years 1996, 1995 and 1994,  the Bank had no long-term  incentive plans in  existence,  and  therefore  made no payouts or awards  under such plans.
(6)  Effective August 6, 1996, Mr. Hoffer resigned as President, Chief Executive
     Officer  and  Director  of the  Company  and the  Bank,  and the  Board  of
     Directors  subsequently appointed Mr. Latawiec to the position of President and Chief Executive Officer of the Company and the Bank.

                                         (Footnotes continued of following page)

                                       13


(7) Represents the amount payable to Mr. Hoffer pursuant to an agreement executed with the Company upon his resignation. Payment will be made over approximately a three year period beginning August 6, 1996.
(8)  Represents  directors'  fees  paid  to  Mr. Latawiec  during  fiscal  1996.
(9) Bonuses are earned on a fiscal year basis and are paid during the first quarter of the subsequent fiscal year. No bonuses will be paid to Mr.
     Hoffer or Mr. Latawiec for fiscal 1996. Mrs. Greco was awarded a $4,000 bonus for fiscal 1996, payable during the first quarter of fiscal 1997.
(10) Represents shares of Common Stock granted pursuant to the ESOP. For fiscal year 1996, Mrs. Greco was allocated 1,358 shares of Common Stock. Dollar amounts reflect market value ($15.50) as of September 30, 1996. No discretionary contributions were made to the 401(k) for fiscal 1996.

      EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into a salary continuation agreement (the "Salary Agreement") with Mr. Latawiec (the "CEO"). In addition, the Company and the Bank entered into employment agreements (collectively, the "Employment Agreements") with Mrs. Greco (the "Named Executive"), as well as Messrs. O'Gorman and Adamec, who are not Named Executive Officers (the "Executives").

      The Bank's and the Company's Employment Agreements are substantially similar. The Employment Agreements provide for initial three year terms. The Company's employment agreement provides for daily extensions such that the term of the contract will always be three years unless written notice is provided by either party. On July 23, 1996, the Company provided written notice to the Named Executive and the Executives that effective on that date the extension provisions of each employment agreement were no longer applicable, and that each respective employment agreement would expire on the third anniversary of that date. The Bank's employment agreement may be renewed annually following review by the disinterested members of the Board of Directors. On September 24, 1996, the Compensation Committee of the Board of Directors declined to renew the Bank's employment agreements with the Named Executive and the Executives for additional one year terms. Therefore, the expiration date for the Named Executive's and Executives' effective employment agreements with the Bank is November 15, 1998. The Employment Agreements also provide for a base salary which will be reviewed annually. In this regard, the base salary of Mrs. Greco is $102,128. In addition to base salary, the employment agreements provide for, among other things, medical insurance coverage and participation in stock benefit plans and other fringe benefits. The Employment Agreements provide for termination of the Named Executive or the Executives by the Bank or the Company for cause at any time. In the event the Bank or the Company chooses to terminate the Named Executive's or the Executive's employment for reasons other than for cause or disability, or in the event of the Named Executive's or the Executive's resignation from the Bank and the Company upon (i) failure to re-elect the Named Executive or the Executives to their current offices or, if applicable, renominate the Named Executive or the Executives for election to the Board, (ii) a material adverse change in the their functions, duties or responsibilities,
(iii) a relocation of the their principal place of employment or a material reduction of benefits and perquisites, (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the Agreement by the Bank or the Company, the Named Executive or the Executives, or in the event of death following such termination, their beneficiaries, would be entitled to severance pay in an amount equal to the remaining salary payments under the Employment Agreement.

      If the Named Executive or Executives are terminated for reasons other than cause, following a change in control of the Bank or the Company, as defined in the Employment Agreements, the Named Executive or Executives or, in the event of death following such termination, their beneficiaries, would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the Employment Agreements or (ii) three times their average annual compensation over the five years preceding their termination of employment. In addition, the Named Executive or Executives would be entitled to continued life, health, dental and disability coverage for the thirty-six month period following their termination upon a change in control. Payments to the Named Executive and Executives under the Bank's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

      Payments under the Employment Agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

      Pursuant to the Salary Agreement, in the event a change in control, as defined in such agreement, of either the Company or the Bank occurs before September 24, 1998, the CEO shall receive payment of his then current base salary through September 24, 1998. The payment shall be made in a single sum from the Bank's general funds on the date of the change in control. The Company guarantees payment by the Bank. Also, the Bank and the Company shall continue to provide the CEO with life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank or Company immediately prior to the change in control through September 24, 1998. In no event shall the aggregate dollar amount of the payments and continuation of benefits under the Salary Agreement constituting parachute payments under the Code exceed three times the CEO's average annual total compensation for the last five consecutive calendar years ending prior to his termination of employment with the Bank (or his entire period of employment with the Bank if less than five years).

      In the event of a change in control based upon the past fiscal year's salary and bonus, Mr. Latawiec and Mrs. Greco would receive approximately $237,724 and $306,384, respectively, before any federal, state or local taxes, in severance payments in addition to other cash and non-cash benefits provided for under the Employment Agreements.

INCENTIVE STOCK OPTION PLAN

      The Company maintains the Incentive Stock Option Plan, which provides discretionary awards to officers and key employees as determined by a committee of disinterested directors who administer the plan. No options or stock appreciation rights were granted to the Named Executive Officers during fiscal year 1996.

      The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of September 30, 1996. Also reported are the value for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

                       FISCAL YEAR END OPTION/SAR VALUES


                            Securities Underlying Number     Value of Unexercised In-the-
                            of Unexercised Options/SARs       Money Options/SARs at
                            at Fiscal Year End (#)            Fiscal Year End ($)(1)
                            ----------------------------   ------------------------------

                            Exercisable   Unexercisable     Exercisable    Unexercisable
                            -----------   -------------    -------------  ---------------
Stuart G. Hoffer..........   3,409               0          $20,659            $     -
Frank S. Latawiec.........       0               0                -                  -
Irene C. Greco............   2,272           9,090           13,768             55,085

(1) Market value of underlying securities at fiscal year end ($15.50) minus the exercise or base price ($9.44) per share. Options vest at an annual rate of 20% of the original amount granted beginning on January 26, 1996.


      RETIREMENT PLAN. The Bank maintains the Financial Federal Savings and Loan Association Retirement Income Plan ("Retirement Plan"), a non-contributory defined benefit plan. The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65, or at age 60 with 30 years of service, to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. The benefits listed in the retirement benefit table are based upon salary and bonus and are subject to any Social Security amounts.


                                              YEARS OF CREDITED SERVICE
                                       ------------------------------------
                   FINAL AVERAGE
                     EARNINGS             15        20        25        30
                  --------------       --------  --------  --------  --------
                    $ 25,000           $ 5,063   $ 6,750   $ 8,438   $10,125
                      50,000            12,311    16,415    20,519    24,623
                      75,000            19,811    26,415    33,019    39,623
                     100,000            27,311    36,415    45,519    54,623
                     150,000            42,311    56,415    70,519    84,623
                Over 150,000(1)         42,311    56,415    70,519    84,623

(1)  The  maximum  compensation  permitted  in the calculation of benefits under
     Section 401(a)(17) of the Code was $150,000 for the 1996 calendar year.


      The following table sets forth the years of credited service (i.e., benefit service) as of September 30, 1996 for each executive officer.

                                     CREDITED SERVICE
                           ------------------------------------

                                YEARS                MONTHS
                                -----                ------
Frank S. Latawiec.......          0                     2

Stuart G. Hoffer........         22                    11

Irene C. Greco..........         23                     8


TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The Bank's current policy provides that all loans made by the Bank to its directors and senior executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Prior to the FIRREA, the Bank made loans to officers with discounted interest rates and loan origination fees.

      Set forth below is certain information as of September 30, 1996, with respect to loans made by the Bank on preferential terms to executive officers whose aggregate indebtedness to the Bank exceeded $60,000 at any time since October 1, 1994.

                                            LARGEST AMOUNT    BALANCE    INTEREST
                                 MATURITY    OUTSTANDING       AS OF    RATE AS OF
                        DATE      DATE          SINCE        SEPTEMBER  SEPTEMBER   TYPE OF
NAME AND POSITION     OF LOAN    OF LOAN    OCTOBER 1, 1994  30, 1996   30, 1996     LOAN
-----------------     -------    -------   ----------------  --------   --------   --------
Irene C. Greco       08/11/86   08/01/16        $94,470       $90,796    7.5%      Mortgage
Executive Vice
President and Chief
Operating Officer


                   PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended September 30, 1996 were Radics & Co., LLC. The Company's Board of Directors has reappointed Radics & Co., LLC to continue as independent auditors for the Bank and the Company for the year ending September 30, 1997, subject to ratification of such appointment by the shareholders.

      Representatives of Radics & Co., LLC will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                            ADDITIONAL INFORMATION


SHAREHOLDER PROPOSALS

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than August 25, 1997. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors,
                                      18
certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.


                                          By Order of the Board of Directors



                                          Robert E. Adamec
                                          SENIOR VICE PRESIDENT AND
                                          CORPORATE SECRETARY

Long Island City, New York
December 23, 1996



          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
               REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                   ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                                 [FRONT SIDE]



                                REVOCABLE PROXY

                            FINANCIAL BANCORP, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                               January 22, 1997

                       10:30 a.m. Eastern Standard Time

                        -------------------------------


      The undersigned hereby appoints the official proxy committee of the Board of Directors of Financial Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on January 22, 1997, at 10:30 a.m. Eastern Standard Time, at the La Guardia Marriott, 102-05 Ditmars Boulevard, East Elmhurst, New York, and at any and all adjournments thereof, as follows:


      1.    The election as director of the nominee listed.

                        Peter S. Russo

            FOR                     VOTE WITHHELD
            ---                     -------------
            |_|                          |_|




      2. The ratification of the appointment of Radics & Co., LLC as independent auditors of Financial Bancorp, Inc. for the fiscal year ending September 30, 1997.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                      |_|                     |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

                                  [BACK SIDE]


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated December 23, 1996 and of the Annual Report to Shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                        Dated:___________________________



                                          --------------------------------
                                          SIGNATURE OF SHAREHOLDER



                                          --------------------------------
                                          SIGNATURE OF SHAREHOLDER




                         -----------------------------


           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.